Exhibit 99.2

BANKFINANCIAL CORPORATION

FIRST QUARTER 2008

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

PERFORMANCE MEASUREMENTS:	2008	2007
	IQ	IVQ	IIIQ	IIQ	IQ
Return on assets (ratio of net income to average total assets) (1)	0.87%	0.25%	0.59%	0.61%	0.42%
Return on equity (ratio of net income to average equity(1)	4.37	1.23	2.90	3.01	2.03
Net interest rate spread (1)	3.29	3.02	2.91	2.88	2.97
Net interest margin (1)	3.93	3.80	3.76	3.74	3.84
Efficiency ratio	73.57	92.05	77.38	80.79	81.66
Noninterest expense to average total assets (1)	3.60	3.86	3.26	3.28	3.31
Average interest-earning assets to average interest-bearing liabilities	128.96	130.01	130.11	131.30	132.31
Offices	18	18	18	18	18
Employees (full time equivalents)	404	425	416	418	425

SUMMARY INCOME STATEMENT:	2008	2007
	IQ	IVQ	IIIQ	IIQ	IQ
Total interest income	$20,742	$21,925	$23,124	$23,111	$23,793
Total interest expense	7,469	8,880	9,899	9,760	9,765

Net interest income before provision	13,273	13,045	13,225	13,351	14,028
Provision (credit) for loan losses	(51)	10	460	(354)	581

Net interest income	13,324	13,035	12,765	13,705	13,447
Noninterest income	4,706	2,502	2,777	2,327	2,042
Noninterest expense	13,228	14,311	12,383	12,666	13,122

Income before income tax	4,802	1,226	3,159	3,366	2,367
Income tax expense	1,610	297	922	1,028	716

Net income	$3,192	$929	$2,237	$2,338	$1,651

Basic earnings per common share	$0.16	$0.05	$0.11	$0.11	$0.08

Diluted earnings per common share	$0.16	$0.05	$0.11	$0.11	$0.08

NONINTEREST INCOME AND EXPENSE:	2008	2007
	IQ	IVQ	IIIQ	IIQ	IQ
Noninterest Income:
Deposit service charges and fees	$825	$915	$938	$918	$835
Other fee income	475	484	495	499	461
Insurance commissions and annuities income	246	287	251	225	244
Gain on sales of loans	70	34	43	1	48
Gain (loss) on sales of investment securities	1,385	—	399	—	—
Gain on unredeemed VISA Stock	1,240	—	—	—	—
Gain on disposition of premises and equipment	9	(4)	—	7	6
Loan servicing fee income	213	204	182	214	211
Amortization and impairment of servicing assets	(311)	(64)	(131)	(106)	(95)
REO operations	(11)	(13)	(4)	—	—
Earnings on bank-owned life insurance	217	231	219	135	—
Other	348	428	385	434	332

Total noninterest income	$4,706	$2,502	$2,777	$2,327	$2,042

Noninterest Expense:
Compensation and benefits	$8,220	$8,020	$7,773	$7,860	$8,437
Office occupancy and equipment	1,947	1,615	1,428	1,399	1,507
Advertising	164	320	409	455	228
Data processing	904	848	821	823	749
Supplies, telephone and postage	522	572	485	484	568
Amortization of intangibles	452	464	469	469	477
Visa Settlement	—	1,240	—	—	—
Other	1,019	1,232	998	1,176	1,156

Total noninterest expenses	$13,228	$14,311	$12,383	$12,666	$13,122

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

SUMMARY BALANCE SHEET:	2008	2007
	IQ	IVQ	IIIQ	IIQ	IQ
ASSETS:
Cash	$25,530	$28,279	$30,694	$32,071	$35,357
Interest-bearing deposits and short-term investments	3,611	669	14,003	33,887	30,947
Securities available for sale, net	73,545	77,049	67,686	69,085	106,884
Loans held for sale	1,786	173	2,031	620	143
Loans receivable, net	1,246,983	1,253,999	1,276,303	1,282,645	1,298,489
Federal Home Loan Bank stock	15,598	15,598	15,598	15,598	15,598
Premises and equipment	34,014	34,487	34,171	34,437	34,571
Intangible assets	29,883	30,335	30,799	31,268	31,750
Investment in bank-owned life insurance	19,802	19,585	19,354	19,135	—
Other assets	24,316	20,370	14,157	13,182	13,382

Total assets	$1,475,068	$1,480,544	$1,504,796	$1,531,928	$1,567,121

LIABILITIES AND EQUITY:
Deposits	$1,057,613	$1,073,650	$1,098,541	$1,105,237	$1,105,846
Borrowings	112,020	96,433	81,138	100,862	134,300
Other liabilities	15,850	19,324	21,496	18,917	17,388

Total liabilities	1,185,483	1,189,407	1,201,175	1,225,016	1,257,534
Stockholders’ equity	289,585	291,137	303,621	306,912	309,587

Total liabilities and stockholders’ equity	$1,475,068	$1,480,544	$1,504,796	$1,531,928	$1,567,121

CAPITAL RATIOS:	2008	2007
	IQ	IVQ	IIIQ	IIQ	IQ
BankFinancial Corporation:
Equity to total assets (end of period)	19.63%	19.66%	20.18%	20.03%	19.76%
Tangible equity to tangible total assets (end of period)	18.11	17.95	18.51	18.37	18.10
BankFinancial FSB:
Risk-based total capital ratio	16.55	16.54	19.07	20.26	20.64
Risk-based tier 1 capital ratio	15.77	15.74	18.22	19.43	19.74
Tier 1 leverage ratio	14.20	13.95	15.16	15.94	15.51
Stock repurchases - $ (000’s)	$3,899	$5,273	$5,643	$3,780	$19,261
Stock repurchases – shares	254,800	335,900	377,406	232,643	1,131,974

COMMON STOCK AND DIVIDENDS:	2008	2007
	IQ	IVQ	IIIQ	IIQ	IQ
Stock Prices:
Close	$15.91	$15.82	$15.82	$15.45	$16.27
High	16.44	16.67	16.39	16.75	17.98
Low	13.66	14.54	13.01	15.45	16.10

Cash dividends paid	$0.07	$0.07	$0.07	$0.07	$0.07

DEPOSITS:	2008	2007
	IQ	IVQ	IIIQ	IIQ	IQ
Non-interest-bearing demand	$112,557	$111,554	$111,772	$126,304	$122,422
Interest-bearing NOW	318,355	306,517	297,589	282,300	277,683
Money market	224,078	250,682	266,737	262,265	258,400
Savings	99,718	97,280	101,176	107,030	114,793
Certificates of deposit - Retail	301,990	305,610	314,450	317,946	321,444
Certificates of deposit - Wholesale	915	2,007	6,817	9,392	11,104

Total certificates of deposit	302,905	307,617	321,267	327,338	332,548

Total deposits	$1,057,613	$1,073,650	$1,098,541	$1,105,237	$1,105,846

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2008	2007
	IQ	IVQ	IIIQ	IIQ	IQ
LOANS:
One- to four-family residential real estate	$340,439	$345,245	$373,830	$381,447	$391,759
Multi-family mortgage loans	301,957	291,395	288,883	291,963	299,566
Nonresidential real estate	327,542	325,885	326,368	321,943	314,275
Construction and land loans	60,020	64,483	61,482	68,024	68,742
Commercial loans	76,164	83,233	80,358	84,410	90,103
Commercial leases	142,069	144,841	145,761	134,217	134,327
Consumer loans	3,408	3,506	4,009	4,697	3,531
Other loans (including municipal)	4,334	4,544	4,544	4,544	4,752

Total loans	1,255,933	1,263,132	1,285,235	1,291,245	1,307,055
Loans in process	(161)	(168)	(63)	(87)	154
Net deferred loan origination costs	2,041	2,086	2,211	2,266	2,402
Allowance for loan losses	(10,830)	(11,051)	(11,080)	(10,779)	(11,122)

Loans, net	$1,246,983	$1,253,999	$1,276,303	$1,282,645	$1,298,489

CREDIT QUALITY RATIOS:	2008	2007
	IQ	IVQ	IIIQ	IIQ	IQ
Nonperforming Loans and Assets:
Nonperforming loans	$8,737	$12,058	$9,557	$9,720	$8,759
Real estate owned	899	820	252	—	—

Nonperforming assets	$9,636	$12,878	$9,809	$9,720	$8,759

Asset Quality Ratios:
Nonperforming assets to total assets	0.65%	0.87%	0.65%	0.63%	0.56%
Nonperforming loans to total loans	0.70	0.95	0.74	0.75	0.67
Allowance for loan losses to nonperforming loans	123.96	91.65	115.94	110.90	126.98
Allowance for loan losses to total loans	0.86	0.87	0.86	0.83	0.85
Net charge-off ratio (1)	0.05	0.01	0.05	0.00	0.02

ALLOWANCE FOR LOAN LOSSES:	2008	2007
	IQ	IVQ	IIIQ	IIQ	IQ
Beginning balance	$11,051	$11,080	$10,779	$11,122	$10,622
Provision (credit) for loan losses	(51)	10	460	(354)	581
Loans charged off	(173)	(46)	(159)	(3)	(97)
Recoveries	3	7	—	14	16

Ending balance	$10,830	$11,051	$11,080	$10,779	$11,122

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

SELECTED AVERAGE BALANCES:	2008	2007
	IQ	IVQ	IIIQ	IIQ	IQ
Average total assets	$1,471,387	$1,484,541	$1,518,670	$1,543,985	$1,584,765
Average earning assets	1,358,390	1,362,890	1,397,286	1,432,238	1,481,465
Average total loans	1,257,089	1,277,238	1,291,593	1,297,583	1,323,345
Average investment securities	83,536	64,097	73,370	98,791	112,206
Average FHLB stock	15,598	15,598	15,598	15,598	15,598
Average other earning assets	2,167	5,957	16,725	20,266	30,316
Average interest-bearing deposits	943,549	966,082	986,113	978,601	981,956
Average total borrowings	109,791	82,220	87,782	112,209	137,715
Average interest-bearing liabilities	1,053,340	1,048,302	1,073,895	1,090,810	1,119,671
Average total stockholders’ equity	292,353	301,911	308,041	310,219	325,806

SELECTED YIELDS AND COST OF FUNDS (1):	2008	2007
	IQ	IVQ	IIIQ	IIQ	IQ
Average earning assets	6.14%	6.38%	6.57%	6.47%	6.51%
Average total loans	6.26	6.46	6.67	6.60	6.66
Average investment securities	5.52	6.47	5.90	5.66	5.51
Average FHLB stock	—	—	2.77	2.75	3.72
Average other earning assets	3.34	4.66	5.08	5.30	5.15

Average interest-bearing deposits	2.69	3.22	3.55	3.48	3.42
Average total borrowings	4.25	5.04	4.81	4.51	4.38
Average interest-bearing liabilities	2.85	3.36	3.66	3.59	3.54

Interest rate spread	3.29	3.02	2.91	2.88	2.97
Net interest margin	3.93	3.80	3.76	3.74	3.84

EARNINGS PER SHARE COMPUTATIONS:	2008	2007
	IQ	IVQ	IIIQ	IIQ	IQ
Net income	$3,192	$929	$2,237	$2,338	$1,651

Average common shares outstanding	22,101,410	22,429,477	22,692,613	23,124,955	23,924,011
Less: Unearned ESOP shares	(1,704,262)	(1,728,813)	(1,753,480)	(1,777,881)	(1,802,198)
Less: Unvested restricted stock	(434,801)	(575,800)	(619,385)	(618,600)	(637,882)

Weighted average common shares outstanding	19,962,347	20,124,864	20,319,748	20,728,474	21,483,931
Plus: Dilutive common shares equivalents	5,657	—	97,765	26,049	53,611

Weighted average dilutive shares outstanding	19,968,004	20,124,864	20,417,513	20,754,523	21,537,542

Number of antidilutive stock options excluded from the diluted earnings per share calculation	2,336,803	1,597,400	1,576,200	1,557,500	1,301,000
Weighted average exercise price of anti-dilutive option shares	$16.51	$17.40	$17.34	$17.36	$17.63

Earnings per basic share	$0.16	$0.05	$0.11	$0.11	$0.08

Earnings per diluted share	$0.16	$0.05	$0.11	$0.11	$0.08

N.A. = Not Applicable

(1)	Annualized

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

The Company utilizes a number of different financial measures, both GAAP and non-GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. The Company believes that the use of the non-GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non-GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may differ from similar non-GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

Amortization of Intangibles Expense. The Company believes that the exclusion from its net income of expense for the amortization of the core deposit intangible assets resulting from its acquisition of Success Bancshares and University National Bank facilitates the comparison of the Company’s operating results to the Company’s historical performance and to the performance of other financial institutions with different acquisition histories. In addition, the level of amortization of core deposit intangible assets arising from an acquisition can vary significantly depending on the valuation methodology used and the interest rate environment that existed at the time of the acquisition.

Equity-based Compensation. The Company believes that the exclusion of equity-based compensation expense from its net income facilitates the comparison of the Company’s operating results to the Company’s historical performance, including the prior periods in which it operated as a mutual institution and had no stock outstanding. In addition, the Company believes that this non-GAAP measure facilitates the comparison of the Company’s performance to the performance of other financial institutions that have different or more seasoned equity-based compensation plans, including plans pursuant to which stock option awards vested prior to the effective date of SFAS No. 123R.

Gain on sale of Visa stock and Gain on unredeemed Visa stock. The Company believes that the exclusion of these gains, related to the completion of Visa’s IPO in March of 2008, from its net income facilitates the comparison of the Company’s operating results to the Company’s historical performance

Visa Settlement. The Company believes that the exclusion of this one-time litigation expense due to our proportionate share of Visa litigation charges from its net income facilitates the comparison of the Company’s operating results to the Company’s historical performance

Core Return on Assets. The Company believes that adjusting the calculation of its return on assets to exclude the equity-based compensation expense, the amortization of intangibles expenses and the Visa settlement expense furthers the purposes described above. Thus, the Company calculates core return on assets by dividing net income for a period, adjusted to exclude these expenses, by its average assets for the period.

Core Return on Equity. The Company believes that adjusting the calculation of its return on equity to exclude the equity-based compensation expense, the amortization of intangibles expenses and the Visa settlement expense furthers the purposes described above. Thus, the Company calculates core return on equity by dividing average stockholders’ equity for a period by net income, adjusted to exclude these expenses, for the period.

Core Dilutive Earnings per Share. The Company believes that adjusting the calculation of its dilutive earnings per share to exclude the equity-based compensation expense, the amortization of intangibles expenses and the Visa settlement expense furthers the purposes described above. Thus, the Company calculates core dilutive earnings per share by net income, adjusted to exclude these expenses, for the period by the weighted average dilutive common shares outstanding, for the period.

Core Noninterest Expense to Average Total Assets. The Company believes that adjusting the calculation of its noninterest expense to average total assets to exclude the equity-based compensation expense, the amortization of intangibles expenses and the Visa settlement expense furthers the purposes described above. Thus, the Company calculates noninterest expense to average total assets by dividing noninterest expense, adjusted to exclude these expenses, by average total assets for the period.

Core Efficiency Ratio. The Company believes that adjusting the calculation of its efficiency ratio to exclude the equity-based compensation expense, the amortization of intangibles expenses and the Visa settlement expense furthers the purposes described above. Thus, the Company calculates core efficiency ratio by dividing noninterest expense, adjusted to exclude these expenses, by the sum of net interest income and noninterest income.

There are inherent limitations associated with the use of each of the above non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results in the future. The Company has further highlighted these and the other limitations described above by providing a reconciliation of the GAAP amounts that have been excluded from these non-GAAP financial measures.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE QUARTERS MARCH 31, 2008 AND 2007	Three months ended March 31,
	2008	2007
Core Operating Income:
Net Income	$3,192	$1,651

Adjustments:
Equity-based compensation and benefits	1,249	1,261
Amortization of core deposit intangible	452	476
Gain on sales of investment securities	(1,385)	—
Gain on unredeemed Visa stock	(1,240)	—
Tax effect on adjustments assuming 39.745% tax rate	367	(690)

Core Operating Income	$2,635	$2,698

Return on assets (ratio of net income to average total assets) (1)	0.87%	0.42%
Core return on assets (ratio of core operating income to average total assets) (1)	0.72%	0.68%

Return on equity (ratio of net income to average equity) (1)	4.37%	2.03%
Core return on equity (ratio of core operating income to average equity) (1)	3.61%	3.31%

Dilutive earnings per common share	$0.16	$0.08
Core dilutive earnings per common share	$0.13	$0.13

Core Noninterest Expenses:
Noninterest Expenses	$13,228	$13,122
Adjustments:
Equity-based compensation and benefits	(1,249)	(1,261)
Amortization of core deposit intangible	(452)	(476)

Core Noninterest Expenses	$11,527	$11,385

Noninterest expense to average total assets (1)	3.60%	3.31%
Core noninterest expense to average total assets (1)	3.13%	2.87%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	73.57%	81.66%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus core noninterest income)	75.08%	70.85%

(1)	Annualized for the three-month periods.

FOR THE LATEST FIVE QUARTERS	2008	2007
	IQ	IVQ	IIIQ	IIQ	IQ
Core Operating Income:
Net Income	$3,192	$929	$2,237	$2,338	$1,651
Adjustments:
Equity-based compensation and benefits	1,249	1,219	1,311	1,294	1,261
Amortization of core deposit intangible	452	464	469	469	476
Gain on sales of investment securities	(1,385)	—	—	—	—
Gain on unredeemed Visa stock	(1,240)	1,240	—	—	—
Tax effect on adjustments assuming 39.745% tax rate	367	(1,162)	(707)	(701)	(690)

Core Operating Income	$2,635	$2,690	$3,310	$3,400	$2,698

Return on assets (ratio of net income to average total assets) (1)	0.87%	0.25%	0.59%	0.61%	0.42%
Core return on assets (ratio of core operating income to average total assets) (1)	0.72%	0.72%	0.87%	0.88%	0.68%

Return on equity (ratio of net income to average equity)(1)	4.37%	1.23%	2.90%	3.01%	2.03%
Core return on equity (ratio of core operating income to average equity) (1)	3.61%	3.56%	4.30%	4.38%	3.31%

Dilutive earnings per common share	$0.16	$0.05	$0.11	$0.11	$0.08
Core dilutive earnings per common share	$0.13	$0.13	$0.16	$0.16	$0.13

Core Operating Expenses:
Noninterest Expenses	$13,228	$14,311	$12,383	$12,666	$13,122
Adjustments:
Equity-based compensation and benefits	(1,249)	(1,219)	(1,311)	(1,294)	(1,261)
Amortization of core deposit intangible	(452)	(464)	(469)	(469)	(476)

Core Noninterest Expenses	$11,527	$11,388	$10,603	$10,903	$11,385

Noninterest expense to average total assets (1)	3.60%	3.86%	3.26%	3.28%	3.31%
Core noninterest expense to average total assets (1)	3.13%	3.07%	2.79%	2.82%	2.87%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	73.57%	92.05%	77.38%	80.79%	81.66%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus core noninterest income)	75.08%	73.25%	66.26%	69.54%	70.85%

(1)	Annualized for the three-month periods.